Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
We are subject to corporate income taxes in countries where we have operations or subsidiaries. We and the majority of our ship-operating and vessel-owning subsidiaries are currently exempt from U.S. corporate income tax on U.S. source income from the international operation of ships pursuant to Section 883 of the Internal Revenue Code. Regulations under Section 883 have limited the activities that are considered the international operation of a ship or incidental thereto. Accordingly, our provision for U.S. federal and state income taxes includes taxes on certain activities not considered incidental to the international operation of our ships.
Additionally, one of our ship-operating subsidiaries is subject to tax under the tonnage tax regime of the United Kingdom. Under this regime, income from qualifying activities is subject to corporate income tax, but the tax is computed by reference to the tonnage of the ship or ships registered under the relevant provisions of the tax regimes (the "relevant shipping profits"), which replaces the regular taxable income base. Income from activities not considered qualifying activities, which we do not consider significant, remains subject to United-Kingdom corporate income tax.
Income tax expense for items not qualifying under Section 883, tonnage tax and income taxes for the remainder of our subsidiaries was approximately $32.6 million, $20.9 million and $18.3 million for the years ended December 31, 2019, 2018 and 2017, respectively, and was recorded within Other income (expense). In addition, all interest expense and penalties related to income tax liabilities are classified as income tax expense within Other income (expense).
For a majority of our subsidiaries, we do not expect to incur income taxes on future distributions of undistributed earnings. Accordingly, no deferred income taxes have been provided for the distribution of these earnings. Where we do expect to incur income taxes on future distributions of undistributed earnings, we have provided for deferred taxes, which we do not consider significant to our operations.
As of December 31, 2019, the Company had deferred tax assets, for foreign net operating losses (“NOLs”) of $25.1 million. We have provided a full valuation allowance for these NOLs. $17.6 million of the NOLs are subject to expire between 2020 and 2025.
Our deferred tax assets and deferred tax liabilities and corresponding valuation allowances related to our operations were not material as of December 31, 2019 and 2018.
We regularly review deferred tax assets for recoverability based on our history of earnings, expectations of future earnings, and tax planning strategies. Realization of deferred tax assets ultimately depends on the existence of sufficient taxable income to support the amount of deferred taxes. A valuation allowance is recorded in those circumstances in which we conclude it is not more-likely-than-not we will recover the deferred tax assets prior to their expiration.